Annuity Investors Life Insurance Company®
Annuity Investors® Variable Account B
The Commodore Spirit®
Individual and Group Flexible Premium Deferred Annuities
Supplement Dated December 22, 2008
to Prospectus Dated May 1, 2008
Effective December 22, 2008, Contract Owners may no longer allocate funds to the Subaccounts listed below.
•	Wilshire 2010 Moderate Fund Subaccount
•	Wilshire 2045 Moderate Fund Subaccount
On December 19, 2008, the underlying Portfolio for each of these Subaccounts was merged into another Portfolio pursuant to a program initiated by Wilshire Associated Incorporated to restructure selected series of the Wilshire Variable Insurance Trust. Wilshire 2010 Moderate Fund was merged into Wilshire 2015 Moderate Fund and Wilshire 2045 Moderate Fund was merged into Wilshire 2035 Moderate Fund.